                                                                      Exhibit 11

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use, in this Post-Effective Amendment Number 18 to Registration Statement (Form N-1A, Number 2-68290) of Hilliard-Lyons Government Fund, Inc., of our report dated September 13, 1996.


                                           /s/ ERNST & YOUNG LLP


Louisville, Kentucky
December 16, 1996